As filed with the Securities and Exchange Commission on April , 2003

Securities And Exchange Commission
Washington, D.C. 20549

_________________

FORM 8-K

AMENDMENT NO. 1

CURRENT REPORT

_________________

Date of report (date of earliest event reported):   March 24, 2003

MILLENNIUM CAPITAL VENTURE HOLDINGS INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation or organization)	0-31457 (Commission File Number)	23-3048444 (I.R.S. Employer Identification No.)
9348 Basile Routhier, Montreal, Quebec, Canada H2M 1T8 (Address of principal executive offices) (Zip Code)
N/A (Former name or former address, if change since last report)

Item 1. Changes In Control Of Registrant

Not applicable.

Item 2. Acquisition Or Disposition Of Assets

On March 24, 2003, Millennium Capital Venture Holdings Inc., referred to as Millennium in this document, acquired all of the issued and outstanding shares of Mada Multimedia Inc., a private Quebec corporation that specializes in the conception, production and marketing of multimedia application in the financial education sector. The outstanding shares of Mada Multimedia were acquired from its found and sole shareholder, Mr. Mario Drolet. Millennium paid $1,000 US for the shares of Mada Multimedia due to the fact that Mada Multimedia has historically operated at a deficit. However, Millennium believes that the company has valuable assets and a promising business plan that will result in the company reaching profitability in the next one to two fiscal years. Millennium's President and largest shareholder, Mr. Bruno Desmarais, provided Millennium with a loan for the purposes of acquiring the shares of Mada Multimedia.

At the time of filing the original Form 8-K reporting this event, it was not feasible for Millennium to provide the financial statements required by Item 7 of this Form 8-K. Millennium is now filing this Amendment No. 1, in part, to provide the required financial statements, which include the financial statements of Mada Multimedia for the years ended January 31, 2003 and 2002, audited in accordance with U.S. GAAP and Millennium's pro forma financial statements showing the effects of the acquisition of Mada, as if the acquisition took place on January 1, 2002. Such financial statements are filed under Item 7 below.

Item 3. Bankruptcy Or Receivership

Not applicable.

Item 4. Changes In Registrant's Certifying Accountant

(a)(1) Resignation of Accountant

On March 31, 2003, the Board of Directors of Millennium dismissed Mr. Stan J.H. Lee, CPA, as Millennium's independent auditors. Mr. Lee audited Millennium's consolidated financial statements for our two most recent fiscal years ended December 31, 2001.

The report of Mr. Lee accompanying the audit for our two most recent fiscal years ended December 31, 2001 was not qualified or modified as to audit scope or accounting principles. Such report however did contain an adverse going concern opinion regarding the company's operations.

During our two most recent fiscal years ended December 31, 2001, there were (1) no disagreements between Millennium and Mr. Lee on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure; (2) no reportable events as such term is defined by paragraph (a)(1)(iv) of Item 304 of Regulation S-B promulgated by the Securities and Exchange Commission ("Regulation S-B"); and (3) no matters identified by Mr. Lee involving our internal control structure or operations which was considered to be material weakness.

2

Mr. Lee reviewed this Form 8-K with respect to the aforesaid disclosure and was provided the opportunity to furnish a letter with respect thereto. At the time of filing the original Form 8-K reporting the change in auditors, we had not received a letter from Mr. Lee regarding his review of the disclosures made in the Form 8-K. We have now received such letter from Mr. Lee and have included such letter as an exhibit to this Amendment No. 1 to Form 8-K.

Item 5. Other Events and Regulation FD Disclosure

Not applicable

Item 6. Resignations Of Registrant's Directors

Not applicable.

Item 7. Financial Statements And Exhibits

(a) - (b) The audited financial statements of Mada Multimedia and the pro forma financials of Millennium are provided immediately following the signature page of this Amendment No. 1 to Form 8-K.

(c) 16.1 Letter from Mr. Stan J.H. Lee to Millennium

Item 8. Change In Fiscal Year

Not applicable.

Item 9. Regulation FD Disclosure

Not applicable.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated at Montreal, Quebec, Canada, this 21st day of April, 2003.
Millennium Capital Venture Holdings Inc.

By: /s/ Bruno Desmarais Bruno Desmarais Chief Executive Officer (principal executive officer)

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Independent Auditors' Report

To the Shareholder of

Mada Multimedia Inc.

We have audited the balance sheet of Mada Multimedia Inc. (formerly Mada Formation Inc.) as at November 30, 2002 and the statements of loss and shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at November 30, 2002 and the results of its operations and cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has insufficient sources of revenue has been unable to comply with certain long-term debt and is dependent on its ability to secure new financing. This raises uncertainty of its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Calgary, Canada April 4, 2003	/s/ Grant Thornton Chartered Accountants

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Mada Multimedia Inc. (formerly, Mada Formation Inc.) Balance Sheet
November 30	2002	2001
Assets
Current
Receivables	$4,435	$4,476
Advances to a director	27,198	15,051

	31,633	19,527

Capital assets (Note 4)	183	255
	$31,816	$19,782

Liabilities
Current
Bank indebtedness	$7,721	3,924
Payables and accruals	10,398	6,395
Current portion of long-term debt	46,182	13,000

	64,301	23,319

Long-term debt (Note 5)	--	37,616

	64,301	60,935

Shareholders' Deficiency
Capital stock (Note 6)	65	65
Deficit	(32,550)	(41,218)

	(32,485)	(41,153)
	$31,816	$19,782

See accompanying notes to the financial statements.

Mada Multimedia Inc. (formerly, Mada Formation Inc.) Statements of Earnings and Deficit
Year Ended November 30	2002	2001

Sales	$31,609	$1,836

Operating expenses
Salaries and benefits	--	5,873
Rent	764	778
Office	45	393
Tax and permits	--	458
Advertising	--	1,102
Entertainment	--	391
Automotive	25	282
Professional fees	1,910	2,287
Depreciation	75	100
Interest - current	1,339	894
Interest - long-term	3,469	3,206
Development costs	--	32,172
Sub-contracting	15,255	--
Foreign exchange loss (gain)	59	(271)

	22,941	47,665

Earnings (loss) before income taxes	8,668	(45,829)

Income Taxes	--	896

Net earnings (loss)	$8,668	$(44,933)

(Deficit) retained earnings, beginning of year	$(41,218)	$3,715

Net earnings (loss)	8,668	(44,933)

Deficit, end of year	(32,550)	(41,218)

See accompanying notes to the financial statements

Mada Multimedia Inc. (formerly, Mada Formation Inc.) Statement of Cash Flows
Year Ended November 30	2002	2001

Increase (decrease) in cash and cash equivalents

Operations
Net earnings (loss)	$8,668	$(44,933)
Depreciation	75	100

	8,743	(44,833)
Change in non-cash operating working capital	(8,106)	(6,722)

	637	(51,555)

Financing
Advances on long-term debt	--	65,000
Repayment on long-term debt	(4,434)	(14,384)

	(4,434)	50,616

Decrease in cash and cash equivalents	(3,797)	(939)

Cash and cash equivalents (bank indebtedness),
Beginning of year	(3,924)	(2,985)
End of year	(7,721)	(3,924)

See accompanying notes to the financial statements.

Mada Multimedia Inc.
(formerly, Mada Formation Inc.)
Notes to the Financial Statements
November 30, 2002

1. Basis of presentation

The Company's financial statements are prepared using United States generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. The Company has not established revenues sufficient to cover its operating costs, repay its liabilities and allow it to continue as a going concern.

The Company was incorporated December 11, 1997 as Mada Formation Inc. under Part 1A of Quebec Companies Act in Quebec, Canada. In 2002, the Company changed its name to Mada Multimedia Inc.

2. Nature of operations

The Company is in the business of designing, producing and marketing multimedia applications in the financial education sector.

3. Summary of significant accounting policies

Depreciation

Depreciation is provided on the diminishing balance method at the following rates:
Computer equipment	30%
Office equipment	20%

Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Mada Multimedia Inc.
(formerly, Mada Formation Inc.)
Notes to the Financial Statements
November 30, 2002

3. Summary of significant accounting policies (Continued)

Cash and cash equivalents

For purposes of reporting the statement of cash flows, cash and cash equivalents include highly liquid investments with maturity of three months or less at the time of purchase, net of bank indebtedness.

Income taxes

The Company accounts for income taxes under the Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes", ("SFAS 109"). Under SFAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. There were no current or deferred income tax expense or benefits due to the fact that the Company did not have any material operations for the period from June 2, 2000 (inception) through December 31, 2001.

4. Capital assets

			2002	2001
	Cost	Accumulated Depreciation	Net Book Value	Net Book Value
Computer equipment	$320	$187	$133	$188
Office equipment	152	102	50	67

	$472	289	$183	$255

Mada Multimedia Inc.
(formerly, Mada Formation Inc.)
Notes to the Financial Statements
November 30, 2002

5. Long-term debt

	2002	2001
Unsecured bank loan, bearing interest at prime rate plus 1.75%, repayable by monthly principal only installments of $1,667 Cdn, maturing in November 2005	$46,182	$50,616
Less current portion	(46,182)	(13,000)
	$--	$37,616

In December 2002, the above loan was transferred to the special loans group by the debt holder due to the Company falling behind in its payments. All of the amount due has been classified as current portion.

6. Capital stock

	2002	2001
Authorized: Unlimited number of common shares
Issued: 100 common shares	$65	$65

Grant Thornton

Grant Thornton LLP

Chartered Accountants

Management Consultants

Compilation Report

To the Directors of

Millennium Capital Venture Holdings, Inc. ("Millennium")

We have reviewed, as to compilation only, the accompanying unaudited pro-forma balance sheet of Millennium Capital Venture Holdings, Inc. as at December 31, 2002 and the unaudited pro-forma statement of operations for the period then ended. These statements have been prepared for inclusion in the Amendment #1 to Form 8-K dated March 24, 2003 relating to the acquisition of all issued and outstanding shares of Mada Multimedia Inc. by Millennium. In our opinion, the unaudited pro-forma balance sheet and unaudited pro-forma statement of loss have been properly compiled to give effect to the proposed transaction and the assumptions described in the notes thereto.
Calgary, Alberta	/s/ GRANT THORNTON
March 31, 2003	Chartered Accountants

Millennium Capital Venture Holdings, Inc. Pro-Forma Consolidated Balance Sheet Unaudited - See Compilation Report December 31, 2002
	Millennium Capital Venture Holdings, Inc.	Mada Multimedia Inc.	Pro-forma Adjustments	Total

Assets
Current
Receivables	$--	$4,435	$--	$4,435
Loan receivables	--	27,198	--	27,198

	--	31,633	--	31,633

Investment	--	--	1,000
			(1,000)
Capital assets	--	183	--	183
Software	--	--	33,485	33,485

	$--	$31,816	$33,485	$65,301

Liabilities
Current
Bank indebtedness	$63	$7,721	$--	$7,784
Payables and accruals	13,821	10,398	--	24,219
Due to shareholder	7,010	--	1,000	8,010
Income taxes payable	90	--	--	90
Current portion of long-term debt	--	$46,182	$--	46,182

	20,984	64,301	1,000	86,285

Shareholders' Deficiency
Capital stock	100,500	65	(65)	100,500
Deficit	(121,484)	(32,550)	32,550	(121,484)

	(20,984)	(32,485)	32,485	(20,984)

	$--	$31,816	$33,485	$65,301

See accompanying notes to the pro-forma consolidated financial statements

Millennium Capital Venture Holdings, Inc. Pro-Forma Consolidated Statement of Operations Unaudited - See Compilation Report Year Ended December 31, 2002
	Millennium Capital Venture Holdings, Inc.	Mada Multimedia Inc.		Pro-forma Adjustments	Total

Revenue
Sales	$--	$31,609		$--	$31,609

Expenses
Consulting fees	71,909	--		--	71,909
Interest - current	--	1,339		--	1,339
Long-term	--	3,469		--	3,469
Other general and administration	14,546	968		--	15,514
Professional fees	34,439	1,910		--	36,349
Sub-contract	--	15,255			15,255

	120,894	22,941			143,835

(Loss) earnings before income taxes	(120,894)	8,668			(112,226)

Income Taxes	30	--			30

Net (loss) earnings	$(120,924)	$8,668	$		$(112,256)

Loss per share (Note 3)					$(0.02)

See accompanying notes to the pro-forma consolidated financial statements

Millennium Capital Venture Holdings, Inc.

Notes to the Pro-forma Consolidated Financial Statements
Unaudited - See Compilation Report
December 31, 2002

1. Basis of presentation

Pro-forma consolidated statements have been prepared for Millennium Capital Venture Holdings, Inc. ("Millennium") to reflect the acquisition of Mada Multimedia Inc.

Effective March 24, 2003, the Company entered into an share purchase agreement to acquire all of the issued and outstanding common shares of Mada Multimedia Inc. for consideration of $1,000, subject to regulatory approval. The pro-forma balance sheet gives effect to the transaction outlined in Note 2(a) as if it had occurred on December 31, 2002, while the statement of operations gives effect to this transaction as it had occurred on January 1, 2002.

2. Pro-forma transaction and assumptions

a) The proposed above amalgamation is to be accounted for using the purchase method. Net assets acquired are as follows:

Working capital	$13,514
Purchase price allocated to software	33,485
Capital assets	183
Long-term debt	(46,182)
Cash consideration paid	$1,000

b) The accounting policies used in the preparation of the pro-forma statements are in accordance with those disclosed in Millennium's audited financial statements for the year ended December 31, 2002.

c) These pro-forma financial statements do not include an estimate of costs to be incurred on the proposed transactions.

3. Per common share information

The pro-forma earnings per common share have been calculated using the weighted average common shares of Millennium at December 31, 2002. The pro-forma weighted average shares outstanding for the period ended December 31, 2002 is 5,728,767.